UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 16, 2022

DIGITAL BRAND MEDIA & MARKETING GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-85072	59-3666743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

845 Third Avenue, New York, NY 10022

(Address of Principal Executive Offices)

(646)722-2706

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DBMM	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 8.01. Extension of time to issue a decision by the Securities and Exchange Commission.

The Securities and Exchange Commission extended the time to issue a decision to March 6. 2023 regarding the Final Order of the Dismissal issued by ALJ Carol Fox Foelak on November 12,2019.  The Company’s requisite filings under Section Section 13(a) and Rules 13a-1 and 13a-13 registered pursuant to Section 12-g of the Securities Exchange Act of 1934 are timely and filed in Edgar. The filings were cured timely and available to the public prior to the Dismissal and remain timely.

The Company believes this was a perfunctory decision, as the legal Standing Order remains the ALJ’s dismissal of November 12, 2019. Since the dismissal, we have, in good faith, filed all of the requisite SEC reports on time or early. That comprises 13 10-K’s and 10-Q’s. The disclosure included in our 10-K for 2022 is evidence of the Company’s transparency, and provides a full description to the public. This public disclosure of the Company’s delayed filings matter caused by external mitigating circumstances is known to all. The Lucia decision from SCOTUS allowed for “remand and new evidence” to be put forth, which Digital Brand followed. The dismissal was forthcoming with the ALJ stating she had considered all issues raised in her dismissal decision on November 12, 2019.

In closing, the shareholders and the Company have been damaged by the external mitigating circumstances/events, as well as the protracted delay, including the pandemic, during which Digital Brand filed every 10-K and 10-Q on a timely basis as a show of good faith and intent going forward. The Commission provided for extended reporting timelines in recognition of the hardships of the pandemic, but Digital Brand followed the judge’s direction in the dismissal and filed on time.

The Company’s stakeholders following FINRA clearance and timely filings all believe the removal of the Caveat Emptor icon will close this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2022	Digital Brand Media & Marketing, Inc. (Registrant)

	By:	/s/ Linda Perry
Linda Perry
Principal Executive Officer Principal Financial Officer Executive Director